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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 2, 2001

                             Cheniere Energy, Inc.
                               _________________
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    ________
                 (State or other jurisdiction of incorporation)

                  0-9092                             95-4352386
                 ________                           ____________
         (Commission File Number)        (IRS Employer Identification No.)

Three Allen Center
333 Clay Street, Suite 3400
Houston, Texas                                       77002-4312
_________________________                           ____________
(Address of principal executive office)              (Zip code)

      Registrant's telephone number, including area code:  (713) 659-1361
                                                           --------------

                                      None
                                      _____
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

       The American Stock Exchange has informed Cheniere Energy, Inc. that it has been approved for listing on the American Stock Exchange. Attached hereto as Exhibit 99.1 and incorporated by reference herein is certain information regarding such actions as presented in a press release dated March 2, 2001.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)  Exhibits.

    99.1 Press Release entitled "Cheniere Energy Lists on AMEX, Updates Drilling and Year-End Reserves," dated March 1, 2001.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHENIERE ENERGY, INC.
                              (Registrant)



                              By:   / s / Don A. Turkleson
                                    ---------------------------------------
                                    Don A. Turkleson
                                    Chief Financial Officer, Treasurer and
                                    Secretary

Date:  March 2, 2001